Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

The Company performed an evaluation of events and transactions for potential recognition or disclosure through the date on which the CFS are released. The Company is not aware of any material subsequent event other than this disclosed below.

On October 8, 2025, the Company entered into an at-the-market sales agreement, or the Sales Agreement, with AC Sunshine Securities LLC, or the Sales Agent, acting as a sales agent for the offer and sale of shares of Class A Ordinary Shares, par value $0.0001 per share (“Class A Ordinary Shares”), from time to time, having an aggregate offering amount of up to $4,003,458, or up to 2,011,788 Class A Ordinary Shares.